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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                November 20, 1998




                           NATIONAL AUTO CREDIT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                        Commission File Number 001-11601
                                               ---------


             DELAWARE                                    34-1816760
------------------------------------                 -------------------
  (State or other jurisdiction of                       (IRS Employer
   incorporation or organization)                    Identification No.)




30000 AURORA ROAD, SOLON, OHIO                              44139
------------------------------                              -----
(Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code
                                 (440) 349-1000







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         Item 5.  Other Events
                  ------------

                  On December 9, 1998, a consolidated amended class action lawsuit (the "Action") entitled IN RE NATIONAL AUTO CREDIT, INC. SECURITIES LITIGATION, Index Number 98CV0264, was filed with the United States District Court in the Northern District of Ohio, Eastern Division. The Action seeks to consolidate eleven putative class actions already filed against the same defendants under the following titles: STEINER V. FRANKINO, ET AL., NO. 1:98 CV 0264; WEISER V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 0295; DICHTER V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 0301; BRETON V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 356; SPIRO V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 375; DUNNE V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 406; GAGNON, ET AL. V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 419; CHOLFIN V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 431; IAMES V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 457; DAUBACH, ET AL. V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 462; POSNER, ET AL. V. NATIONAL AUTO CREDIT, INC., ET AL., NO. 1:98 CV 714.

                   The plaintiffs allege that the Registrant and certain of its former and current Directors and Officers breached Section 10(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), Rule 10b-5 thereunder and various other provisions of the Exchange Act by, among other things, allegedly (i) making public misrepresentations and omissions about certain aspects of the Registrant's business, including its sales, earnings and loan loss reserves, and (ii) knowingly failing to comply with generally accepted auditing standards and maintain adequate internal accounting controls.

                  The plaintiffs seek (x) a declaration that the Action be maintained as a class action on behalf of all the plaintiffs, (y) the award to plaintiffs of compensatory damages in an unspecified amount, and (z) the award to plaintiffs of attorneys' fees and other costs incurred by them in connection with the Action. The Company believes the Action to be without merit and intends to defend it vigorously.

                  The above summary of the Action does not purport to be complete and is qualified in its entirety by reference to the full text of the complaint which is attached hereto and filed as Exhibit 99.1 to this Report and which is hereby incorporated herein by reference.

                  On November 19, 1998, the U.S. Securities and Exchange Commission issued an order granting the previously-announced application of the New York Stock Exchange, Inc.


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(the "Exchange") to strike the Registrant from listing its common stock on the
Exchange. The delisting order became effective on November 20, 1998. The Registrant's common stock had been suspended from trading on the Exchange since March 16, 1998, and has since been trading on the OTC Bulletin Board under the symbol NAKD.

                  In July, 1998, the Registrant settled a previously-announced investigation by the U.S. Department of Labor of certain of its pay practices related to discontinued Agency Rent-A-Car operations. The total estimated amount of the settlement is $3.0 million payable in three installments over nine months. The first installment payment was made on October 31, 1998.




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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                           NATIONAL AUTO CREDIT, INC.



                             By: /s/ DAVIDA S. HOWARD
                                --------------------
                             Name: Davida S. Howard
                             Title: Vice President of Finance-
                                    Controller



Dated:  December 28, 1998



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                                  EXHIBIT INDEX
                                  -------------

The following Exhibit is filed herewith.



Exhibit
-------
Number                                  Description
------                                  -----------

99.1 Consolidated Amended Class Action Complaint in an action filed in the United States District Court in the Northern District of Ohio, Eastern Division, entitled IN RE NATIONAL AUTO CREDIT, INC. SECURITIES LITIGATION. Index Number 98CV0264.







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